UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2003


                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


               Delaware                                000-21336
    (State or other jurisdiction of             (Commission File Number)
     Incorporation or organization)

                                   94-3177293
                     (I.R.S. Employer Identification Number)

                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)

Item 5. Other Events.

     On March 19, 2003, our wholly-owned subsidiary, The 3DO Company, a California corporation ("3DO California") entered into a Loan and Security Agreement (the "Agreement") with IIG Capital LLC, as agent for the IIG Trade Opportunities Fund, N.V. ("IIG"). A copy of the Agreement is attached as Exhibit
10.1 hereto. Pursuant to the terms of the Agreement, IIG will provide 3DO California with a credit facility of up to $10,000,000. 3DO California's obligations under the Agreement are secured by all of its assets subject to the terms and conditions set forth in the Agreement. In addition, we expect to provide IIG with a guaranty of 3DO California's obligations under the Agreement. 3DO California, our CEO, William M. Hawkins, III and IIG have entered into an Intercreditor Agreement and Amendment, a copy of which is filed as exhibit 10.2 hereto.

     In connection with the Agreement, we issued a warrant to purchase 75,000 shares of our common stock to IIG. The warrant, in the form attached as Exhibit
10.3 hereto, has an exercise price of $2.50 per share and is exercisable for three years. Pursuant to the related Registration Rights Agreement attached as
Exhibit 10.4, we have agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of the common stock issuable upon exercise of the Warrants.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statement

          Not applicable.

     (b) Pro Forma Financial Information

         Not applicable.

     (c) Exhibits.

         ---------------- -----------------------------------------------------
         10.1             Loan and Security Agreement
         ---------------- -----------------------------------------------------
         10.2             Intercredtor Agreement and Amendment
         ---------------- -----------------------------------------------------
         10.3             Form of Warrant
         ---------------- -----------------------------------------------------
         10.4             Registration Rights Agreement
         ---------------- -----------------------------------------------------


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 25, 2003                        THE 3DO COMPANY



                                             By:   /s/ David Wittenkamp
                                                 ------------------------------
                                                  David Wittenkamp
                                                  Chief Finance Officer


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


                                  EXHIBIT INDEX

         ---------------- -----------------------------------------------------
         10.1             Loan and Security Agreement
         ---------------- -----------------------------------------------------
         10.2             Intercredtor Agreement and Amendment
         ---------------- -----------------------------------------------------
         10.3             Form of Warrant
         ---------------- -----------------------------------------------------
         10.4             Registration Rights Agreement
         ---------------- -----------------------------------------------------


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